SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): June 20, 2005

Futomic Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

000-31361	22-3720628
(Commission File Number)	(IRS Employer Identification No.)

2nd Floor, 8717-53 Avenue

Edmonton, Alberta, Canada T6E 5E9

(Address of Principal Executive Offices)(Zip Code)

(780) 485-1257

(Registrant’s Telephone Number, Including Area Code)

7627-83 Avenue

Edmonton, Alberta, Canada T6C 1A2

(Former Name or Former Address, if Changed Since Last Report)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01. OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 20, 2005, Futomic issued a press release announced that it has sold its video game technologies to SplitFish Gameware Inc. of Edmonton, Canada, a company owned by Mr. Ken Tetterington who was formerly the principal shareholder, officer and director of Futomic. This sale was undertaken by the Company so that it can focus entirely on the Company’s biometric security technologies.

As part of the terms negotiated between Futomic and SplitFish Gameware, Mr. Tetterington returned 9,311,000 of his shares of Futomic back to the Company and resigned as officer and director of the Company. Such shares represented all of the shares of the Company’s common stock held by Mr. Tetterington. The resulting transaction will allow Futomic to concentrate exclusively on pursuing sales, consulting contracts and agreements in the field of biometric security solutions to governments and large corporations.

The shares returned to the Company will be held by the Company as treasury stock and not be nullified. Due to the transaction, the Company’s current outstanding shares have been adjusted down from 16,926,000 shares to 7,615,000 shares .

Futomic Industries Inc. will maintain its principal office in Edmonton, Alberta, Canada. Mr. Tetterington resigned asthe Company’s officer and director to work with SplitFish Gameware Inc. Pursuant to the Agreement, SplitFish assumed responsibility for the office, staff and equipment located in Beijing, China.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTOMIC INDUSTRIES, INC.

By:	/s/ Francisco Schipperheijn
Francisco Schipperheijn